SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  MAY 22, 2002
                                                       ---------------


                                CORECOMM LIMITED
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               (Exact Name of Registrant as Specified in Charter)


   Delaware                      000-31359                     23-3032245
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8485
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.
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           Exhibits

99.1       Press release, issued May 22, 2002.


Item 9.    Regulation FD Disclosure.
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CoreComm Limited (NASDAQ: COMM) (the "Company") announced today that it had received notice of a Nasdaq Staff Determination on May 16, 2002, indicating that the common stock of the Company is subject to delisting from the Nasdaq National Market because the Company did not comply with the minimum bid price and the minimum market value of publicly held shares requirements for continued listing. The Company is filing a request for a hearing before a Nasdaq Listing Qualifications Panel to review the Nasdaq Staff Determination. Under Nasdaq rules pending a decision by the Panel, the common stock of the Company will continue to trade on the Nasdaq National Market.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CORECOMM LIMITED
                                     (Registrant)

                                     By: /s/ Michael A. Peterson
                                        ----------------------------------
                                     Name:  Michael A. Peterson
                                     Title: Executive Vice President,
                                            Chief Operating Officer and
                                            Chief Financial Officer


Dated: May 23, 2002

                                  EXHIBIT INDEX
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Exhibit                                                                   Page
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99.1     Press release, issued May 22, 2002

                                                                    Exhibit 99.1
CORECOMM LOGO

FOR IMMEDIATE RELEASE


               CORECOMM LIMITED TO APPEAL NASDAQ DELISTING NOTICE

         New York, New York (May 22, 2002) CoreComm Limited (NASDAQ: COMM) (the "Company") announced today that it had received notice of a Nasdaq Staff Determination on May 16, 2002, indicating that the common stock of the Company is subject to delisting from the Nasdaq National Market because the Company did not comply with the minimum bid price and the minimum market value of publicly held shares requirements for continued listing. The Company is filing a request for a hearing before a Nasdaq Listing Qualifications Panel to review the Nasdaq Staff Determination. Under Nasdaq rules pending a decision by the Panel, the common stock of the Company will continue to trade on the Nasdaq National Market. The Company will not be notified until the Panel makes a formal decision. There can be no assurance that the Company will prevail at the hearing, and that its common stock will not be delisted from the Nasdaq National Market.

         On December 31, 2001, CoreComm Limited and CoreComm Holdco, Inc. ("CoreComm Holdco") announced that they had completed transactions that recapitalized approximately $600 million of debt and preferred stock. As a result of the completion of this first phase of the recapitalization, CoreComm Limited now owns approximately 13% of CoreComm Holdco (the recapitalized company). As part of the second phase of the recapitalization, CoreComm Holdco has launched a registered public exchange offer whereby it is offering to exchange shares of CoreComm Holdco common stock for all of the outstanding CoreComm Limited common stock.

         The exchange offer enables holders of CoreComm Limited common stock and warrants to receive, in the aggregate, approximately 13% of CoreComm Holdco common stock directly, which is equivalent to the current ownership of CoreComm Limited in CoreComm Holdco. As of May 21, 2002, approximately 72% of the outstanding shares of CoreComm Limited have been tendered in the exchange offer. The expiration date of the exchange offer is currently 5:00 P.M., New York City Time, on May 28, 2002, unless CoreComm Holdco terminates the exchange offer or extends the expiration date.

         In connection with the second phase of the recapitalization, Nasdaq has informed the Company that it will treat CoreComm Holdco as a successor to the Company following the successful completion of the exchange offer and related transactions. As a result, CoreComm Holdco will become the Nasdaq listed entity and will be subject to the requirements of Nasdaq for maintaining its continued listing. If the common stock of the Company is delisted prior to the successful completion of the exchange offer and related transactions by CoreComm Holdco, the Nasdaq listing will not transfer to CoreComm Holdco.

                                       ***

         The foregoing reference to the exchange offer shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of shares of common stock of CoreComm Holdco in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Investors and security holders are urged to read the following documents (including amendments that may be made to them), regarding the exchange offer because they contain important information:

- CoreComm Holdco's preliminary prospectus, prospectus supplements and final prospectus;

- CoreComm Holdco's registration statement on Form S-4, containing such documents and other information; and

-    CoreComm Holdco's Schedule TO.

         These documents and amendments and supplements to these documents have been and will continue to be filed, as they may be amended and supplemented, with the Securities and Exchange Commission. When these and other documents are filed with the SEC, they may be obtained free at the SEC's web site at www.sec.gov. You may also obtain for free each of these documents (when available) from CoreComm Holdco by directing your request to the number listed below.

         For further information regarding the exchange offer, including obtaining additional copies of the exchange offer materials, we encourage you to contact the information agent:

         D.F. King & Co., Inc.
         77 Water Street
         New York, New York 10005
         Banks and Brokers Call Collect: (212) 269-5550
         All Others Call Toll-free: (800) 848-2998

                                       ***

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Certain statements contained herein, specifically excluding references to the exchange offer, constitute "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. When used herein, the words, "will," "expects," "positioned," and similar expressions identify such forward-looking statements. All references in this Safe Harbor legend to CoreComm Limited shall be deemed to include CoreComm Limited and its subsidiaries and affiliates. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of CoreComm Limited, or industry results, to be materially different from those contemplated, projected, forecasted, estimated or budgeted, whether expressed or implied, by such forward-looking statements. Such factors include the following: CoreComm Limited's ability to continue as a going concern; CoreComm Limited's continued viability if the second phase of the CoreComm Holdco recapitalization is not completed on a timely basis; potential adverse developments with respect to CoreComm Limited's liquidity or results of operations; CoreComm Limited's ability to fund and execute its business plan; CoreComm Limited's ability to attract, retain and compensate key executives and employees; CoreComm Limited's ability to attract and retain customers; the potential delisting of CoreComm Limited's common stock from the Nasdaq National Market; general economic and business conditions; assumptions about the impact of restructuring actions and costs; and availability, terms and deployment of capital. CoreComm Limited assumes no obligation to update the forward-looking statements contained herein to reflect actual results, changes in assumptions or changes in factors affecting such statements.

For further information, please contact:

        Selim Kender, Vice President - Corporate Development at (212) 906-8485.